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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)  June 13, 2005

                            THE GYMBOREE CORPORATION
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             (Exact name of registrant as specified in its charter)

             Delaware                  000-21250               942615258
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   (State or other jurisdiction     (Commission File         (IRS Employer
        of incorporation)               Number)           Identification No.)

        500 Howard Street, San Francisco, CA                     94105
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      (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code  (415) 278-7000


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          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On June 13, 2005, the Board of Directors of The Gymboree Corporation (the "Company") appointed Matthew K. McCauley to serve as its President effective immediately. Although the Company has not entered into a written employment agreement with Mr. McCauley, on June 13, 2005 the Company amended Mr. McCauley's existing compensation arrangement to reflect this appointment.

     Under Mr. McCauley's amended compensation arrangement, he will receive an annual salary of $385,000 and will continue to be eligible to participate in the Company's annual discretionary bonus plan with a target payout at 85% of his base salary. In addition, Mr. McCauley was granted a restricted stock award for 50,000 shares of the Company's common stock under the Company's 2004 Equity Incentive Plan, pursuant to the form of Restricted Stock Award Notice and Agreement file herewith as Exhibit 10.1.

     Mr. McCauley remains eligible to participate in The Gymboree Corporation Management Change of Control Plan. In the event of a change of control of the Company, if Mr. McCauley's employment terminates on an involuntary basis, but not for death, disability or cause, at any time within 18 months following the change of control, Mr. McCauley will be eligible to receive a payment equal to three times his annual salary and a pro-rated bonus, in a single lump sum payment, less taxes, within 10 days after the date his employment terminates. Mr. McCauley would also be eligible to receive benefits coverage for 18 months.

     Mr. McCauley also remains eligible to participate in The Gymboree Corporation Management Severance Plan, under which he will be eligible to receive a severance payment equal to 50% of his gross base salary if he is involuntarily terminated other than for death, disability or cause. This amount would be paid in equal monthly installments over the 12-month period following the date his employment terminates.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On June 13, 2005, the Board of Directors of the Company appointed Matthew
K. McCauley, age 32, to serve as its President effective immediately. A copy of the press release dated June 15, 2005 announcing his appointment is attached hereto as Exhibit 99.1. The description of Mr. McCauley's compensation arrangement is hereby incorporated by reference from Item 1.01 above.

     Mr. McCauley joined the Company in July 2001 as Director of Allocation and was named Vice President of Planning and Allocation in 2003. In February 2005, Mr. McCauley was named Senior Vice President and General Manager. Previously he held various positions at Gap Inc. and Payless Shoe Source.

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ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

      (c)    Exhibits

      10.1   Form of Restricted Stock Award Notice and Agreement
      99.1   Press release of The Gymboree Corporation issued June 15, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE GYMBOREE CORPORATION


     Date:  June 15, 2005                     By: /s/ Blair W. Lambert
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                                                  Blair W. Lambert
                                                  Chief Operating Officer and
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
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   10.1       Form of Restricted Stock Award Notice and Agreement
   99.1       Press release of The Gymboree Corporation issued June 15, 2005

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